UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 30, 2017

Hines Global Income Trust, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01 Entry into a Material Definitive Agreement

The information discussed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 30, 2017, Hines Global II Properties LP (the “Operating Partnership”) and Hines Interests Limited Partnership (“Hines”) entered into a First Amendment to Uncommitted Loan Agreement (the “First Amendment”), pursuant to which the uncommitted loan agreement dated October 2, 2017, by and between the Operating Partnership and Hines (the “Hines Credit Facility”), was amended to reduce the maximum principal amount to $75.0 million. There were no other material changes to the terms of the Hines Credit Facility.

The above description of the First Amendment is a summary and is qualified in its entirety by the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. Further information about the Hines Credit Facility can be found in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 3, 2017 and in the Hines Credit Facility, which is incorporated by reference as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 30, 2017, Hines Global Income Trust Inc., formerly known as Hines Global REIT II, Inc. (the “Company”) amended its charter (as amended, the “Charter”) to redesignate its issued and outstanding classes of common stock. As described in the Company’s Articles of Amendment to Articles of Amendment and Restatement, the Company has redesignated its issued and outstanding Class A shares of common stock, Class T shares of common stock, Class I shares of common stock and Class J shares of common stock as “Class AX Shares,” “Class TX Shares,” “Class IX Shares” and “Class JX Shares,” respectively. This change has not impacted the rights associated with the shares. Additionally, on November 30, 2017, as described in the Charter, as supplemented by Articles Supplementary, the Company has reclassified the authorized but unissued portion of its common stock into four additional classes of common stock: Class T Shares, Class S Shares, Class D Shares, and Class I Shares. The Class AX Shares, Class D Shares, Class I Shares, Class IX Shares, Class JX Shares, Class S Shares, Class T Shares and Class TX Shares have the same voting rights and rights upon liquidation, although distributions are expected to differ due to the distribution and stockholder servicing fees payable with respect to Class D Shares, Class IX Shares, Class S Shares, Class T Shares and Class TX Shares, which will reduce distributions. Finally, on November 30, 2017, the Company further amended its charter in order to amend Article I of the Charter to change its name from Hines Global REIT II, Inc. to Hines Global Income Trust, Inc.

The foregoing descriptions of the amendments to the Charter are qualified in their entirety by reference to the Company’s Articles of Amendment to Articles of Amendment and Restatement, the Articles Supplementary and the Articles of Amendment to Articles of Amendment and Restatement, which are filed hereto as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are being filed herewith:

Exhibit No.	Description
3.1
Articles of Amendment to Articles of Amendment and Restatement of Hines Global Income Trust, Inc. (f/k/a Hines Global REIT II, Inc.) (filed as Exhibit 3.5 to the Registrant’s Registration Statement on December 1, 2017 and incorporated by reference herein)

3.2
Articles Supplementary of Hines Global Income Trust, Inc. (f/k/a Hines Global REIT II, Inc.) (filed as Exhibit 3.6 to the Registrant’s Registration Statement on December 1, 2017 and incorporated by reference herein)

3.3
Articles of Amendment to Articles of Amendment and Restatement of Hines Global Income Trust, Inc. (filed as Exhibit 3.7 to the Registrant’s Registration Statement on December 1, 2017 and incorporated by reference herein)

10.1	First Amendment to Uncommitted Loan Agreement, dated as of November 30, 2017, by and between Hines Global REIT II Properties, LP, as borrower, and Hines Interests Limited Partnership, as lender
10.2
Uncommitted Loan Agreement, dated as of October 2, 2017, by and between Hines Global REIT II Properties, LP, as borrower, and Hines Interests Limited Partnership, as lender (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K on October 3, 2017 and incorporated by reference herein)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global Income Trust, Inc.

December 6, 2017	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer